abrdn Funds

(the “Trust”)

abrdn Focused U.S. Small Cap Active ETF

abrdn Emerging Markets Dividend Active ETF

(each a “Fund” and together the “Funds”)

Supplement dated October 20, 2025 to the Funds’ Statement of Additional Information (the “SAI”) dated

February 28, 2025, as supplemented to date

Effective immediately, in the section entitled “Purchase and Redemption of Creation Unit Aggregations”, the table entitled “Creation and Redemption Transaction Fees:” on page 79 of the SAI is replaced in its entirety by the following:

Fund	Transaction Fee*	Maximum Transaction Fee**	Maximum Redemption Fee**
abrdn Emerging Markets Dividend Active ETF	$1,000	5%	2%
abrdn Focused U.S. Small Cap Active ETF	$100	N/A	N/A

* An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
** In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

Please retain this Supplement for future reference.